Exhibit 10.4

SECOND AMENDMENT

TO

SALE AGREEMENT

This Agreement is made effective this 15th_ day of October, 2013, between Metaline Contact Mines, a Washington corporation, and J.W. Beasley Interests, LLC, an Idaho limited liability company, together as “Sellers”, and Golden Chest LLC, a limited liability company organized and existing under the laws of the State of Idaho, as “Buyer”.

WITNESSETH:

In consideration of the mutual promises and covenants herein contained to be kept and performed by the parties hereto, the parties agree to these second amendments to that certain Sale Agreement made between them effective December 15, 2010, with Amendment To Sale Agreement being made on the ___ day of October, 2013, for the purchase and sale of certain real property located in Shoshone County, Idaho, which second amendments are as follows:

Duties Of Closing Agent. The duties of the Closing Agent as itemized in section 2. of the Amendments To Sale Agreement dated October  15th, 2013, shall be expanded as follows:

A. The Memorandum Of Contract which is attached hereto as Attachment G shall be executed by the parties as a part of the

Closing, and as a part of the Closing shall be recorded by the Closing Agent with the Shoshone County Recorder.

B. The Quitclaim Deed which is attached hereto as Attachment H shall be executed by the Buyer as a part of the Closing, and shall be held in long term escrow with the Escrow Agent to be recorded and delivered to the Seller in the event of completion of default as set out in paragraph 2.d. of the Amendments To Sale Agreement of October   15th, 2013.

In Witness Whereof the parties hereto set their hands effective the day and year first written above.

Sellers:

Metaline Contact Mines

By  /s/ John W. Beasley_____________________

  John W. Beasley, Secretary/Treasurer/

  Chief Financial Officer

J.W. Beasley Interests, LLC

By  /s/ John W. Beasley

  John W. Beasley, President/Manager

Buyer:

Golden Chest LLC

By  /s/ Grant A. Brackebusch

   Grant A. Brackebusch,  Vice

   President of New Jersey Mining

   Company, Manager of Golden Chest LLC

ATTACHMENT G

MEMORANDUM OF AGREEMENT

This Memorandum Of Agreement is made this 15th day of October, 2013, pursuant to section 55-818 Idaho Code, to give notice of:

A written agreement between the parties dated December 15, 2010, written amendments made effective October   15th , 2013 and written second amendments made effective October   15th , 2013.

The names of the parties to said agreements are the signatories hereto, shown below.

The mailing addresses of the parties are:

If to the Sellers:

J.W. Beasley Interests, LLC

Metaline Contact Mines

W. 3848 Turtle Patch Road

P.O. Box 187

Pine River, Wisconsin 54965

If to the Buyer:

Golden Chest LLC

P.O. Box 1019

89 Appleberg Road

Kellogg, Idaho 83837

and

Marathon Gold USA Corp.

Suite 800, 357 Bay Street

Toronto, Ontario MSH 2T7

The agreements reference above set forth the terms of sale of the real property described in Attachment A attached hereto from the Seller to the Buyer.

This Memorandum Of Agreement is not intended to, and it shall not, change the agreements made between the parties in any way whatsoever.

IN WITNESS WHEREOF the parties hereto set their hands effective the date first written above.

Sellers:

Metaline Contact Mines

By  /s/ John W. Beasley

  John W. Beasley, Secretary/Treasurer/

  Chief Financial Officer

J.W. Beasley Interests, LLC

By /s/ John W. Beasley

  John W. Beasley, President/Manager

Buyer:

Golden Chest LLC

By   /s/ Grant A. Brackebusch

   Grant A. Brackebusch,  Vice

   President of New Jersey Mining

   Company, Manager of Golden Chest LLC

State    of    Idaho     )

) ss.

County of Shoshone       )

On this  15th  day of October, 2013, before me, the undersigned, a Notary Public in and for the State of Idaho, personally appeared, GRANT A. BRACKEBUSCH, known or identified to me to be the Vice PRESIDENT of NEW JERSEY MINING COMPANY, the corporation that executed the within instrument, and acknowledged to me that he executed the same on behalf of said corporation as Manager of Golden Chest LLC.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

  /s/ Kari A. Hill

Notary Public

Residing at Wallace, Idaho

Commission Expires July 14, 2017

STATE  OF  WISCONSIN    )

         )  ss.

County     of  Waushara )

On this   9th   day of October, 2013, before me, the undersigned, a Notary Public in and for the State of Wisconsin, personally appeared JOHN W. BEASLEY, known or identified to me to be the PRESIDENT/MANAGER of J.W. BEASLEY INTERESTS, LLC, the limited liability company that executed the within and foregoing instrument, and acknowledged to me that he executed the same on behalf of said limited liability company.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

  /s/ Tracie Young

        Notary Public in and for the

State of Wisconsin

                         Residing at:  Waushara County

Commission Expires: August 21, 2016

STATE  OF  WISCONSIN    )

         )  ss.

County     of Waushara)

On this   9th  day of October, 2013, before me, the undersigned, a Notary Public in and for the State of Wisconsin, personally appeared JOHN W. BEASLEY, known or identified to me to be the SECRETARY/TREASURER/CHIEF FINANCIAL OFFICER of METALINE CONTACT MINES the corporation that executed the within and foregoing instrument, and acknowledged to me that he executed the same on behalf of said corporation.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

  /s/ Tracie Young

Notary Public in and for the

State of Wisconsin

Residing at:  Waushara County

Commission Expires: August 21, 2016

ATTACHMENT A

Property

PARCEL 1:

Golden Chest Patented Mining Claim, M.S. 4 (sometimes referred to as Lot 40) situated in the Summit Mining District in Section 4, Township 49 North, Range 5 East, B.M., Shoshone County, State of Idaho. Patent recorded in Book X, Deeds, at page 278.

PARCEL 2:

Euphemia Patented Mining Claim, M.S. 994 situated in the Summit Mining District in Section 4, Township 49 North, Range 5 East, B.M., Shoshone County, State of Idaho. Patent recorded in Book 4, Deeds, at page 530.

PARCEL 3:

A.D. Coplen, No. 2, Thomas Kearn and Brile Placer Mining Claims, M.S. 995 situated in the Summit Mining District in Section 4, Township 49 North, Range 5 East, B.M. Shoshone County, State of Idaho. Patent recorded in Book 4, Deeds, at page 533.

PARCEL 4:

Dora Patented Mining Claim, M.S. 996 situated in the Summit Mining District in Section 5, Township 49 North, Range 5 East, B.M., Shoshone County, State of Idaho. Patent recorded in Book A, Patents, at page 61.

PARCEL 5;

Katie Burnett Patented Mining Claim, M.S. 997 situated in the Summit Mining District in Section 4, Township 49 North, Range 5 East, B.M., Shoshone County, State of Idaho. Patent recorded in Book A, Patents, at page 58.

PARCEL 6:

Littlefield Bar Placer Patented Mining Claim, M.S. 1062 situated in the Summit Mining District in Sections 4 and 9, Township 49 North, Range 5 East, B.M., Shoshone County, State of Idaho. Patent recorded in Book 10, Deeds, at page 72.

PARCEL 7:

Paymaster Patented Mining Claim, M.S. 1078 situated in the Summit Mining District in Section 4, Township 49 North, Range 5 East, B.M., Shoshone County, State of Idaho. Patent recorded in Book A, Patents, at page 1.

PARCEL 8:

Coumerilh Fraction Patented Mining Claim, M.S. 1162 situated in the Summit Mining District in Section 4, Township 49 North, Range 5 East, B.M., Shoshone County, State of Idaho. Patent recorded in Book A, Patents, at page 7.

PARCEL 9:

Red Star Patented Mining Claim, M.S. 1745 situated in the Summit Mining District in Section 4, Township 49 North, Range 5 East, B.M., Shoshone County, State of Idaho. Patent recorded in Book A, Patents, at page 364.

EXCEPT:

That portion of Red Star Patented Mining Claim conveyed to C.E. Kingman by deed recorded in Book 22, Deeds, at page 312 described as follows:

Beginning at a point where Corner No. 6 Red Star Lode, M.S. 1745 bears South 21° 55’ West, 465.91 feet; thence

North 62° 42’ West, 240.25 Feet; thence

South 46° 18’ West, 251.9 feet to Corner No. 1 of the Red Star Lode; thence

South 31° 02’ East, 373.88 feet; thence

North 27° 50’ East, 434.47 feet to the place of beginning, containing an area of 2.253 acres.

PARCEL 10:

Stevens Fraction, Jim and Timberking Patented Mining Claims, M.S. 1732 situated in the Summit Mining District in Section 4, Township 49 North, Range 5 East, B.M., Shoshone County, State of Idaho. Patent recorded in Book A, Patents, at page 391.

PARCEL 11:

Stevens Bar Patented Mining Claim, M.S. 1735 situated in the Summit Mining District in Section 4, Township 49 North, Range 5 East, B.M., Shoshone County, State of Idaho. Patent recorded in Book 26, Deeds, at page 481.

PARCEL 12:

Hot Stuff Group consisting of Hot Stuff, Empire, Montana, Utah, Blister and Skookum Patented Mining Claims, M.S. 1826 situated in the Summit Mining District in Section 4, Township 49 North, Range 5 East, B.M., Shoshone County, State of Idaho.  Patent recorded in Book 38, Deeds, at page 200.

EXCEPTION:

Except that portion of Hot Stuff Group consisting of the Empire and Montana Patented Mining Claims, M.S. 1826 situated in the Summit Mining District in Section 4, Township 49 North, Range 5 East, B.M., Shoshone County, State of Idaho, Patent recorded in Book 38, Deeds, at page 200 and except that portion of the Hot Stuff Group consisting of that portion of Utah Patented Mining Claim, M.S. 1826 situated in the Summit Mining District in Section 4, Township 49 North, Range 5 East, B.M., Shoshone County, State of Idaho, Patent recorded in Book 38, Deeds, at page 200 with the said excepted portion of Utah, described more particularly at that portion of Utah Patented Mining Claim lying to the South and East of a straight line from the Northeast corner of Utah to the Southwest corner of Utah, a portion of M.S. 1826 situated in the Summit Mining District in Section 4, Township 49 North, Range 5 East, B.M., Shoshone County, State of Idaho, patent recorded in Book 38, Deeds, at page 200.

PARCEL 13:

Golden Bricks Patented Mining Claim, M.S. 2247 situated in the Summit Mining District in Section 4, Township 49 North, Range 5 East, B.M., Shoshone County, State of Idaho. Patent recorded in Book 43, Deeds, at page 493.

PARCEL 14:

That 30’ wide road way currently existing and commonly known as the Newmont Road which is located in the Southwest corner of the Ivy claim in Section 9, Township 49 North, Range 5 East, B.M., Shoshone County, State of Idaho which initiates on the Shoshone County road right-of-way and runs Westerly into the Littlefield Bar, M.S. 1062 Patented Mining Claim.

ATTACHMENT H

QUITCLAIM DEED

THIS INDENTURE, made effective this  15th  day of October, 2013, by and between Golden Chest LLC, an Idaho limited liability company, the Grantor, and Metaline Contact Mines, a Washington corporation, and J.W. Beasley Interests, LLC an Idaho limited liability company, the Grantees, whose address is, for the purpose of real property tax notices, bills and information from county government elected officials, P.O. Box 1019, Kellogg, Idaho 83837

WITNESSETH:

The Grantor, for and in consideration of the sum of One Dollar ($1.00), lawful money of the United States of America, and other good and valuable consideration to it in hand paid by the said Grantee, the receipt whereof is hereby acknowledged, does hereby remise, release, convey and forever quitclaim unto the Grantee, and to its successors and assigns, all of Grantor’s right, title and interest, including after acquired title, in and to the following described real property situated in the County of Shoshone, State of Idaho, to-wit:

See Attachment A hereto, which is incorporated herein

by this reference.

TOGETHER with all of the lodes, ledges, veins and mineral-bearing rock, both known and unknown, intralimital and extralateral, lying within or extending beyond the boundaries of the above-referenced property, and all dips, spurs and angles, and all the ores, mineral bearing-quartz, rock and earth or other mineral deposits therein or theron, and together with all and singular the tenements, hereditaments, and appurtenances thereunto belonging or in anywise appertaining, the reversion and reversions, remainder and remainders, rents, issues, and profits thereof; and all estate, right, title, and interest in and to the property, as well in law as in equity, of the Grantor.

TO HAVE AND TO HOLD, all and singular the above-mentioned and described premises together with the appurtenances unto the Grantee, and to its successors and assigns forever.

IN WITNESS WHEREOF, the Grantor has hereunto set its hand the day and year first above written.

Golden Chest LLC

By   /s/ Grant A. Brackebusch

   Grant A. Brackebusch,  Vice

   President of New Jersey Mining

   Company, Manager of Golden Chest LLC

State    of    Idaho     )

) ss.

County of Shoshone       )

On this  15th  day of October, 2013, before me, the undersigned, a Notary Public in and for the State of Idaho, personally appeared, GRANT A. BRACKEBUSCH, known or identified to me to be the Vice PRESIDENT of NEW JERSEY MINING COMPANY, the corporation that executed the within instrument, and acknowledged to me that he executed the same on behalf of said corporation as Manager of Golden Chest LLC.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

  Kari A. Hill

Notary Public

Residing at   Wallace, Idaho

Commission Expires  July 14,2017

ATTACHMENT A

Property

PARCEL 1:

Golden Chest Patented Mining Claim, M.S. 4 (sometimes referred to as Lot 40) situated in the Summit Mining District in Section 4, Township 49 North, Range 5 East, B.M., Shoshone County, State of Idaho. Patent recorded in Book X, Deeds, at page 278.

PARCEL 2:

Euphemia Patented Mining Claim, M.S. 994 situated in the Summit Mining District in Section 4, Township 49 North, Range 5 East, B.M., Shoshone County, State of Idaho. Patent recorded in Book 4, Deeds, at page 530.

PARCEL 3:

A.D. Coplen, No. 2, Thomas Kearn and Brile Placer Mining Claims, M.S. 995 situated in the Summit Mining District in Section 4, Township 49 North, Range 5 East, B.M. Shoshone County, State of Idaho. Patent recorded in Book 4, Deeds, at page 533.

PARCEL 4:

Dora Patented Mining Claim, M.S. 996 situated in the Summit Mining District in Section 5, Township 49 North, Range 5 East, B.M., Shoshone County, State of Idaho. Patent recorded in Book A, Patents, at page 61.

PARCEL 5;

Katie Burnett Patented Mining Claim, M.S. 997 situated in the Summit Mining District in Section 4, Township 49 North, Range 5 East, B.M., Shoshone County, State of Idaho. Patent recorded in Book A, Patents, at page 58.

PARCEL 6:

Littlefield Bar Placer Patented Mining Claim, M.S. 1062 situated in the Summit Mining District in Sections 4 and 9, Township 49 North, Range 5 East, B.M., Shoshone County, State of Idaho. Patent recorded in Book 10, Deeds, at page 72.

PARCEL 7:

Paymaster Patented Mining Claim, M.S. 1078 situated in the Summit Mining District in Section 4, Township 49 North, Range 5 East, B.M., Shoshone County, State of Idaho. Patent recorded in Book A, Patents, at page 1.

PARCEL 8:

Coumerilh Fraction Patented Mining Claim, M.S. 1162 situated in the Summit Mining District in Section 4, Township 49 North, Range 5 East, B.M., Shoshone County, State of Idaho. Patent recorded in Book A, Patents, at page 7.

PARCEL 9:

Red Star Patented Mining Claim, M.S. 1745 situated in the Summit Mining District in Section 4, Township 49 North, Range 5 East, B.M., Shoshone County, State of Idaho. Patent recorded in

Book A, Patents, at page 364.

EXCEPT:

That portion of Red Star Patented Mining Claim conveyed to C.E. Kingman by deed recorded in Book 22, Deeds, at page 312 described as follows:

Beginning at a point where Corner No. 6 Red Star Lode, M.S. 1745 bears South 21° 55’ West, 465.91 feet; thence

North 62° 42’ West, 240.25 Feet; thence

South 46° 18’ West, 251.9 feet to Corner No. 1 of the Red Star Lode; thence

South 31° 02’ East, 373.88 feet; thence

North 27° 50’ East, 434.47 feet to the place of beginning, containing an area of 2.253 acres.

PARCEL 10:

Stevens Fraction, Jim and Timberking Patented Mining Claims, M.S. 1732 situated in the Summit Mining District in Section 4, Township 49 North, Range 5 East, B.M., Shoshone County, State of Idaho. Patent recorded in Book A, Patents, at page 391.

PARCEL 11:

Stevens Bar Patented Mining Claim, M.S. 1735 situated in the Summit Mining District in Section 4, Township 49 North, Range 5 East, B.M., Shoshone County, State of Idaho. Patent recorded in Book 26, Deeds, at page 481.

PARCEL 12:

Hot Stuff Group consisting of Hot Stuff, Empire, Montana, Utah, Blister and Skookum Patented Mining Claims, M.S. 1826 situated in the Summit Mining District in Section 4, Township 49 North, Range 5 East, B.M., Shoshone County, State of Idaho.  Patent recorded in Book 38, Deeds, at page 200.

EXCEPTION:

Except that portion of Hot Stuff Group consisting of the Empire and Montana Patented Mining Claims, M.S. 1826 situated in the Summit Mining District in Section 4, Township 49 North, Range 5 East, B.M., Shoshone County, State of Idaho, Patent recorded in Book 38, Deeds, at page 200 and except that portion of the Hot Stuff Group consisting of that portion of Utah Patented Mining Claim, M.S. 1826 situated in the Summit Mining District in Section 4, Township 49 North, Range 5 East, B.M., Shoshone County, State of Idaho, Patent recorded in Book 38, Deeds, at page 200 with the said excepted portion of Utah, described more particularly at that portion of Utah Patented Mining Claim lying to the South and East of a straight line from the Northeast corner of Utah to the Southwest corner of Utah, a portion of M.S. 1826 situated in the Summit Mining District in Section 4, Township 49 North, Range 5 East, B.M., Shoshone County, State of Idaho, patent recorded in Book 38, Deeds, at page 200.

PARCEL 13:

Golden Bricks Patented Mining Claim, M.S. 2247 situated in the Summit Mining District in Section 4, Township 49 North, Range 5 East, B.M., Shoshone County, State of Idaho. Patent recorded in Book 43, Deeds, at page 493.

PARCEL 14:

That 30’ wide road way currently existing and commonly known as the Newmont Road which is located in the Southwest corner of the Ivy claim in Section 9, Township 49 North, Range 5 East, B.M., Shoshone County, State of Idaho which initiates on the Shoshone County road right-of-way and runs Westerly into the Littlefield Bar, M.S. 1062 Patented Mining Claim.